Description of Business	12 Months Ended
Dec. 31, 2018
Description of Business [abstract]
Description of Business

Note 1 – Description of Business

Hydrogenics Corporation and its subsidiaries (“Hydrogenics” or the “Corporation” or the “Company”) design, develop and manufacture hydrogen generation products using water electrolysis technology (based on alkaline and proton exchange membrane (“PEM”) electrolyzers), and fuel cell products which convert hydrogen into electricity using PEM technology. The Company has manufacturing plants in Canada and Belgium, satellite facilities in Germany and the United States, and branch offices in Russia and Indonesia. Its products are sold throughout the world.

Hydrogenics is incorporated and domiciled in Canada. The address of the Company’s registered head office is 220 Admiral Boulevard, Mississauga, Ontario, Canada.  The Company’s shares trade under the symbol “HYG” on the Toronto Stock Exchange and under the symbol “HYGS” on NASDAQ.